Exhibit 10.2

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Stora Enso Corporation (the “Company”) for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Esko Mäkeläinen, Senior Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2003

/s/ ESKO MÄKELÄINEN
Esko Mäkeläinen Senior Executive Vice President, Finance, Accounting and Legal Affairs, and Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO STORA ENSO CORPORATION AND WILL BE RETAINED BY STORA ENSO CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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